SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Nuveen Multi-Asset Income Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Boaz R. Weinstein

Jason Chen

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DATED March 5, 2024

Nuveen Multi-Asset Income Fund

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital “Saba,” “we,” or “us”) and the Nominee (as defined below) named in Proposal 1(the Nominee together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Nuveen Multi-Asset Income Fund, a Massachusetts Business Trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

The Fund’s common shares, par value $0.01 per share (the “Common Shares”) trade at a significant discount to the Fund’s net asset value (“NAV”).1

For this reason and because we believe that the Fund’s board of trustees (the “Board”) needs fresh ideas and perspectives to address the Fund’s persistent trading discount, we have nominated a highly qualified and independent Nominee for election to the Board, whose election, we believe, will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and their inability to address the Fund’s significant discount to NAV.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to elect the Nominee, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2024 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”), that is scheduled to be held at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606 on Wednesday, May 15, 2024, at 2:00 p.m., Central Time.

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about March 5 2024.

Saba is seeking your support at the Annual Meeting with respect to the following proposal (the “Proposals”) and to consider and act upon any other business that may properly come before the Annual Meeting.

_______________________

1 As of February 28, 2024, the Fund’s discount to NAV was -13.11%. Source: Morningstar.

Proposal	Our Recommendation

1.	To elect Jason Chen (the “Nominee”) to serve as a trustee and hold office until the Fund’s 2027 annual meeting of shareholders, or until his respective successor is duly elected and qualified.	FOR the Nominee

2.	To ratify the selection of KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.	FOR

Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Based on the Fund’s preliminary proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2024 (the “Fund’s Proxy Statement”), the Board is currently comprised of ten trustees divided into three classes, with four trustees standing for election at the Annual Meeting, each for a three-year term expiring at the 2027 annual meeting of the shareholders of the Fund.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominee to serve as a trustee.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as January 19, 2024. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Securities Exchange Act of 1934 (the “Exchange Act”)), in the aggregate, 4,720,658 Common Shares, including 586 Common Shares held in record name. There were 33,425,645 Common Shares outstanding as of the Record Date according to the Fund’s Proxy Statement.

We urge you to sign, date and return the GOLD proxy card “FOR” the Nominee in Proposal 1 and “FOR” the ratification and approval of the appointment of the independent auditor in Proposal 2. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR” the Nominee in Proposal 1 and “FOR” Proposal 2.

According to the Amended and Restated By-laws of the Fund (the “Bylaws”) and the Fund’s Proxy Statement, the election of trustees requires the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter. For Proposal 2, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting shall be required.

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominee in Proposal 1 and to approve Proposal 2 at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of Proposal 1 and 2. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As one of the Fund’s largest shareholders, Saba is committed to improving the Fund for the benefit of all shareholders and, to this end, has nominated a highly-qualified and independent Nominee to the Board, who, Saba believes, will bring fresh ideas and perspectives to address the Fund’s deep trading discount.

The Fund has traded at a substantial discount to NAV.2 Specifically, as of February 28, 2024, the Fund’s 6-month average discount to NAV was -12.69%.3 We believe the Board has been ineffective in addressing this discount to NAV. Saba is therefore nominating a highly-qualified and independent trustee Nominee who, if elected, will endeavor to close the Fund’s discount to NAV.

We urge you to join us and support the election of the Nominee by voting on the GOLD proxy card today.

The Fund’s Common Shares currently trade at a substantial discount to NAV.[4] We recommend voting “FOR” the Nominee in Proposal 1 who, if nominated, will endeavor to close the Fund’s discount to NAV.

_______________________

2 See Id.

3 Source: Morningstar

4 See footnote 1.

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PROPOSAL 1: ELECTION OF TRUSTEES

According to the Fund’s Proxy Statement, the Board is currently comprised of ten trustees, four of whom are to be elected at the Annual Meeting by holders of the Common Shares.

We are soliciting proxies to elect the Nominee— Jason Chen —to serve as a trustee with a term expiring at the 2027 annual meeting of shareholders (Proposal 1). The Participants intend to vote all of their Common Shares in favor of the Nominee.

The Nominee, if elected, will serve a three-year term until the 2027 annual meeting of shareholders, or until his successor has been duly elected and qualified. There is no assurance that any of the Fund’s nominees will serve as a trustee if the Nominee is elected to the Board.

The age and other information related to the Nominee shown below are as of the date of this Proxy Statement.

Nominee:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Jason Chen Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 43	None	N/A

Jason Chen has served as the Co-Founder and a member of the Board of Directors of RT Gamma Media, Inc., which develops investment tools to help investors understand and analyze option effects on intraday security valuations, since 2023. Previously, Mr. Chen served as the Co-Founder and Portfolio Manager of Bromma Asset Management from 2016 to 2021. From 2012 to 2016, Mr. Chen served as a Portfolio Manager and a Research Analyst at Sprott Asset Management. Prior to such position, he served as a Research Associate at Cormark Securities from 2009 to 2012. Prior to Cormark, Mr. Chen served as a Senior Business Analyst at TD Securities from 2004 to 2006.

				N/A	N/A

Mr. Chen earned a BASc. in Electrical Engineering from the University of Waterloo in 2003, an M.S. in Electrical Engineering from Stanford University in 2004, and an M.B.A. from the Rotman School of Management at the University of Toronto in 2009.

Mr. Chen’s qualifications to serve as a trustee include his extensive experience in the financial industry and as a senior executive of multiple businesses.

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The Nominee does not currently hold, and has not at any time held, any position with the Fund. The Nominee does not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940 (the “40 Act”)).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominee and the aggregate range of equity securities in all funds to be overseen by the Nominee, are as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Jason Chen	None	None

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominee will be considered an independent trustee of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominee is not and will not be an “interested person” of the Fund within the meaning of section 2(a)(19) of the 40 Act.

Shareholders voting on the enclosed GOLD proxy card will only be able to vote on the election of the Nominee named in Proposal 1, and therefore will not be able to vote on the remaining three seats that will be up for election at the Annual Meeting using the GOLD proxy card. We refer shareholders to the Fund’s Proxy Statement, when it becomes available, for the names, background, qualifications and other information concerning the Fund’s trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the SEC’s website at www.sec.gov.

The Nominee has entered into a nominee agreement (the “Nominee Agreement”) pursuant to which Saba Capital has agreed to defend and indemnify the Nominee against, and with respect to, any losses that may be incurred by the Nominee in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board, the solicitation of proxies in support of his election, or both. If elected or appointed, the Nominee will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees. The Nominee will not receive any compensation from Saba for his services as trustee of the Fund if elected or for any other reason.

The Nominee has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. If Saba determines to add a nominee, whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws and the Fund’s Proxy Statement, in a contested election, the election of trustees requires the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter.

Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” Proposal 1.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR the Nominee for election at the Annual Meeting on the GOLD proxy card.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC AUDITOR

According to the Fund’s Proxy Statement, the Fund is asking shareholders to ratify the appointment of KPMG as the Fund’s independent auditor for the fiscal year ending December 31, 2024.

The Fund’s Proxy Statement states that if stockholders do not ratify the appointment of KPMG as the independent registered public accounting firm of the Fund, the Board and the Audit Committee of the Board (the “Audit Committee”) will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2025 fiscal year, and that even if the appointment is ratified, the Audit Committee in its discretion may appoint a different registered independent public accounting firm at any time during the year if it determines that such a change would be appropriate.

Vote Required.

According to the Fund’s Proxy Statement, the ratification of the appointment of the Fund’s independent auditor requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting.

Abstentions will be counted for purposes of determining whether a quorum is present. Therefore, abstentions will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR the Ratification of the Independent Public Auditor at the Annual Meeting on the GOLD proxy card.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company, or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company, or other nominee to vote FOR the Nominee. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, FOR the Nominee named in Proposal 1 and FOR Proposal 2.

How should I vote on the Proposals?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR” the Nominee standing for election to the Board named in this Proxy Statement (Proposal 1).

“FOR” the ratification of the appointment of the independent public auditor (Proposal 2).

Each Proposal is a separate proposal. You may vote on each separately and in accordance with your discretion.

How many shares must be present to hold the Annual Meeting?

According to the Bylaws and the Fund’s Proxy Statement, the holders of a majority of all the votes entitled to be cast at the Annual Meeting present in person or by proxy constitutes a quorum. Abstentions will be treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

What vote is needed to approve the Proposals?

Proposal 1 – Election of Trustees. According to the Bylaws and the Fund’s Proxy Statement, in a contested election, the election of trustees requires the affirmative vote of a majority of the shares outstanding and cast entitled to vote with respect to such matter. Abstentions will have the same effect as votes “against” Proposal 1.

Proposal 2 – Ratification of Independent Public Auditor. According to the Fund’s Proxy Statement, the ratification of the appointment of the Fund’s independent public auditor requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the same effect as votes “against” Proposal 2.

PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

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What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation to the secretary of the Fund at 333 West Wacker Drive, Chicago, IL 60606; or
•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker, or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

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Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person, or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. Saba will request banks, brokerage houses, and other custodians, nominees, and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominee. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $ 20,000 based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. It is anticipated that InvestorCom will employ up to approximately 25 persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates, or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $80,000. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $40,000. Saba will not be seeking reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual and semi-annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or periodic report addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your requests to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2025 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The Edgar file number for the Fund is 811-23669.

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CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.
Boaz R. Weinstein Jason Chen

March 5, 2024

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 4,720,658 Common Shares in the aggregate, representing 14.12% of the outstanding Common Shares. The percentage used herein is based upon 33,425,645 Common Shares outstanding as of January 19, 2024, as disclosed in the Fund’s Proxy Statement. Of the 4,720,658 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 4,720,658 Common Shares (including a total of 586 Common Shares held in record name by Saba Capital Master Fund, Ltd. (the “Saba Record Holder”)) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts (such funds and accounts, the “Saba Entities”); and (b) 4,720,658 Common Shares (including 586 Common Shares held in record name by the Saba Record Holder) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba.

As of the date of this Proxy Statement, the Nominee does not beneficially own any Common Shares or any other securities of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of the Nominee is disclosed in the section of this Proxy Statement titled “PROPOSAL 1: ELECTION OF TRUSTEES”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

11

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), trustee (or person nominated to become an Officer or trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser, and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements, or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, the Nominee has not had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreement described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 40 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which the Nominee or any of his associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does the Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

12

 Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including the Saba Record Holder)

Date	Side	Shares	11/25/2022	Buy	615	7/17/2023	Buy	8,862
3/16/2022	Buy	5,995	11/29/2022	Buy	39,455	7/18/2023	Buy	4,929
5/2/2022	Buy	20,000	12/5/2022	Buy	33,254	7/20/2023	Buy	9,687
5/10/2022	Buy	19,592	12/6/2022	Buy	4,623	7/21/2023	Buy	6,319
6/22/2022	Buy	2,000	12/8/2022	Buy	2,000	7/25/2023	Buy	539
6/23/2022	Buy	2,000	1/11/2023	Buy	3,359	7/26/2023	Buy	6,340
7/13/2022	Buy	15,975	1/23/2023	Buy	2,000	8/9/2023	Buy	29,213
7/14/2022	Buy	21,654	1/27/2023	Buy	4,511	8/10/2023	Buy	603
7/15/2022	Buy	32,363	2/3/2023	Buy	2,000	8/11/2023	Buy	9,262
7/18/2022	Buy	1,418	3/2/2023	Buy	2,000	8/14/2023	Buy	45,481
7/20/2022	Buy	28,696	3/6/2023	Buy	2,000	8/15/2023	Buy	85,095
7/28/2022	Buy	9,059	3/14/2023	Sell	(1,000)	8/15/2023	Sell	(52,988)
8/1/2022	Buy	12,932	3/20/2023	Sell	(14,129)	8/16/2023	Buy	39,352
8/2/2022	Buy	3,756	3/21/2023	Buy	2,000	8/17/2023	Buy	6,147
8/8/2022	Buy	4,939	3/22/2023	Sell	(8,158)	8/18/2023	Buy	14,080
8/9/2022	Buy	20,817	3/23/2023	Buy	22,603	8/22/2023	Buy	70,533
8/10/2022	Buy	135	3/23/2023	Sell	(5,841)	8/24/2023	Buy	12,448
8/11/2022	Buy	550	3/24/2023	Buy	8,420	8/25/2023	Buy	227,030
8/12/2022	Buy	4,632	3/27/2023	Buy	23,408	8/29/2023	Buy	595
8/15/2022	Buy	3,292	3/27/2023	Sell	(710)	8/31/2023	Buy	12,988
8/16/2022	Buy	11,374	3/28/2023	Buy	3,000	9/1/2023	Buy	15,940
8/17/2022	Buy	17,394	3/29/2023	Buy	55,078	9/5/2023	Buy	2,343
8/18/2022	Buy	13,349	3/29/2023	Sell	(55,766)	9/6/2023	Buy	41,141
8/19/2022	Buy	17,567	4/5/2023	Buy	17,062	9/7/2023	Buy	75,917
8/22/2022	Buy	56,237	4/6/2023	Buy	1,006	9/8/2023	Buy	22,738
8/23/2022	Buy	29,941	4/10/2023	Buy	2,046	9/20/2023	Buy	678
8/29/2022	Buy	14,172	4/11/2023	Buy	4,830	9/21/2023	Buy	62,535
8/30/2022	Buy	2,000	4/12/2023	Buy	39,025	9/22/2023	Buy	27,755
8/31/2022	Buy	15,845	4/14/2023	Buy	56,935	9/25/2023	Buy	214,075
9/7/2022	Buy	77,945	4/17/2023	Buy	7,703	9/27/2023	Buy	26,760
9/14/2022	Buy	10,563	4/18/2023	Buy	18,714	10/2/2023	Buy	656
9/15/2022	Buy	42,064	4/19/2023	Buy	28,328	10/13/2023	Buy	40,820
9/19/2022	Buy	58,970	4/21/2023	Buy	8,962	10/17/2023	Buy	23,268
9/20/2022	Buy	25,783	4/24/2023	Buy	1,170	10/23/2023	Buy	18,438
9/21/2022	Buy	37,400	5/1/2023	Buy	2,000	10/24/2023	Buy	1,463
9/23/2022	Buy	39,732	5/8/2023	Buy	27,901	10/25/2023	Buy	75,435
9/26/2022	Buy	77,445	5/9/2023	Buy	32,782	10/26/2023	Buy	65,061
9/27/2022	Buy	107,131	5/10/2023	Buy	62,947	11/1/2023	Buy	19,274
9/28/2022	Buy	12,010	5/11/2023	Buy	9,330	11/3/2023	Buy	200
9/29/2022	Buy	40,625	5/12/2023	Buy	11,715	11/6/2023	Buy	10,335
10/5/2022	Buy	11,669	5/15/2023	Buy	100	11/7/2023	Buy	34,027
10/6/2022	Buy	154,453	5/16/2023	Buy	25,475	11/8/2023	Buy	41,078
10/7/2022	Buy	4,000	5/17/2023	Buy	20,857	11/9/2023	Buy	42,257
10/18/2022	Buy	64,120	5/18/2023	Buy	9,199	11/10/2023	Buy	16,206
10/19/2022	Buy	7,908	5/19/2023	Buy	16,518	11/15/2023	Buy	20,570
10/20/2022	Buy	99,782	5/30/2023	Buy	26,750	11/16/2023	Buy	57,255
10/21/2022	Buy	11,705	6/6/2023	Buy	1,900	11/17/2023	Buy	57
10/24/2022	Buy	70,644	6/8/2023	Buy	17,609	11/20/2023	Buy	500
10/25/2022	Buy	3,487	6/9/2023	Buy	20,362	11/21/2023	Buy	33,378
10/27/2022	Buy	32,403	6/12/2023	Buy	7,161	11/22/2023	Buy	5,216
10/28/2022	Buy	966	6/13/2023	Buy	200	11/24/2023	Buy	600
10/31/2022	Buy	3,685	6/20/2023	Buy	69,860	11/27/2023	Buy	13,150
11/2/2022	Buy	50,479	6/21/2023	Buy	11,167	11/29/2023	Buy	7,607
11/16/2022	Buy	28,814	6/23/2023	Buy	40,165	11/30/2023	Buy	1,651
11/17/2022	Buy	69,204	6/28/2023	Buy	22,617	12/1/2023	Buy	2,929
11/21/2022	Buy	8,947	7/5/2023	Buy	11,610
11/22/2022	Buy	2,000	7/11/2023	Buy	5,481
11/23/2022	Buy	3,701	7/14/2023	Buy	20,000

13

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR” the Nominee by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

● MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee, or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR” the Nominee in Proposal 1 and “FOR” Proposal 2.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated, and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating, and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

14

Form of GOLD Proxy Card

NUVEEN MULTI-ASSET INCOME FUND

Proxy Card for 2024 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P. (“SABA CAPITAL”), Boaz R. Weinstein AND THE INDIVIDUAL NAMED IN PROPOSAL 1

THE BOARD OF TRUSTEES (THE “BOARD”) OF NUVEEN MULTI-ASSET INCOME FUND IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian, Eleazer Klein, Pierre Weinstein, and John Grau and each of them, attorneys and agents with full power of substitution to vote all common shares of Nuveen Multi-Asset Income Fund, a Massachusetts Business Trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to Proposal 1 and 2, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” the Nominee in Proposal 1 (the “Nominee”) and “FOR” Proposal 2. In voting this proxy card, you will not be able to vote on the election of the remaining three Board members up for election at the Annual Meeting. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

INSTRUCTIONS: FILL IN VOTING BOXES “☒” IN BLACK OR BLUE INK

We recommend that you vote “FOR” the Nominee in Proposal 1:

Proposal 1 – Election at the Annual Meeting of the individuals nominated by Saba Capital.

Nominee:	FOR	ABSTAIN	AGAINST
Jason Chen	❑	❑	❑

We recommend that you vote “FOR” Proposal 2:

Proposal 2 – To ratify the selection of KPMG LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

FOR	ABSTAIN	AGAINST
❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.